UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760
(Address of principal executive officers)	(Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2004, Technology Research Corporation ("TRC") acknowledged receipt and acceptance of a purchase order from LG Electronics Tianjin Applicances Ltd. ("LG") in the amount of $2,828,883 for the Company's Fire Shield® LCDI power cords for certain room air conditioners manufactured by LG.  Including the initial order of $998,050, which was announced on September 20, 2004, the Company has received orders from LG totaling $3,826,933 with deliveries scheduled throughout the next two fiscal quarters.

Item 9.01 Financial Statements and Exhibits.

(c) The following exhibit is filed as part of this report:

Exhibit No. 99.1	Description Purchase Order Acknowledgement dated October 28, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date: November 3, 2004	By: /s/ Scott J. Loucks
Name: Scott J. Loucks
Title: VP of Finance CFO

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